# LIS NICHOLS



*INSPIRE. PURSUE. GROW*

MOTIVATING
THE MASSES

## Refocusing the Trajectory and Building the Base

ENTREPRENEUR EDUCATORS

TRANSFORMATIONAL LEADERS

HEALTH AND WELLNESS FACILITATORS

INSPIRATIONAL SPEAKERS

CORPORATE TRAINERS



THE MTM COMPREHENSIVE LIFESTYLE BRAND
PERSONAL DEVELOPMENT
BUSINESS DEVELOPMENT
TEEN DEVELOPMENT
Help
Us

# THE BRAND PHILOSOPHY

Lisa Nichol's Motivating the Masses (MTM) philosophy and lifestyle brand is designed to meet people *(the tribe)* where they are and inspire them to pursue and grow to their ultimate potential. The brand's capability to nurture from personal development through business development is the differentiating factor from other transformational movements that just focus on one aspect of growth – self-improvement. The MTM results-based, high accountability company with interactive, experiential learning to produce more measurable results, ultimately resulting in a higher lifetime value. Additionally, MTM's focus on the teen market allows the brand to get transformational information into the hands of young people at an early age, thereby not only helping them, but helping entire families.

The MTM comprehensive lifestyle brand teaches entrepreneurs how to master the art of speaking to produce powerful results.

# THE NEW DIRECTION

Increase the base and drive revenue by creating more information access and entry points that market the brand.



NEW
LOW COST CONTENT
NEW
FREE CONTENT
IDEA
PLATINUM
LIVE EVENT SERIES
ONLINE CURRICULUM

**FREE CONTENT**

The Free Content tier is the most accessible means to push information relevant to the MTM audience from a variety of sources and share it strategically through a multitude of communication channels.

**LOW COST CONTENT**

After exposure to the brand, the *Low Cost Content* tier, or brand reinforcement tier, provides takeaways, study materials and other 'hard' content for the MTM audience.

**LIVE EVENT SERIES**

The Live Event Series allows for large-scale events tailored specifically by audience type.

**ONLINE CURRICULUM**

With a more robust system proposed to support MTM's future trajectory, our online learning system will offer courses across a wide range of personal and business development areas. These courses will follow set program tracks that ultimately yield an MTM Certification.

**PLATINUM**

The exclusive Platinum tier is the definitive and most exclusive level of interaction with the MTM brand. This is limited to one-on-one coaching with Master Facilitators.

NEW

# FREE CONTENT

The *Free Content* tier is most accessible means to push information relevant to the **MTM** audience from a variety of sources and share it strategically through a multitude of communication channels. This layer has the ability to reach the largest audience and introduce (re-introduce) them to the brand.

| RADIO | ONLINE | TELEVISION | PODCAST | APP | SOCIAL MEDIA | BLOG |
|---|---|---|---|---|---|---|
| XM<br>Radio One<br>Salem<br>iHeart | Newsletter (E-blasts)<br>Google Ads<br>Short form content syndicated<br>Web Series<br>YouTube<br>Power Jam | Interstitials | | | | |

The Teen digital experience will feature a morning audio series for school PA systems and a weekly millennial transformation series on various issues.



NEW

# LOW COST CONTENT

After exposure to the brand, the Low Cost Content tier, or brand reinforcement tier, provides takeaways, study materials and other 'hard' content for the MTM audience.

## PHYSICAL CONTENT

Books
DVDs
CDs

## ONLINE CURRICULUM (INTRODUCTORY LEVEL)

## INFOMERCIALS


MOTIVATING
THE MASSES
LISA



Develop partnerships with home shopping networks and other mass distribution avenues for delivering physical content.

# LIVE EVENTS SERIES

## PERSONAL DEVELOPMENT SERIES

The Live Events Series in its current state, is the most expensive tier, requiring the most time and planning, yet yielding the least profit. The remodel of the Live Events Series introduces other content layers into play within this tier and would follow the following programmatic outline:



TOPIC/SUBJECT INTRODUCTION
WRITE BOOK
LIVE EVENT
12 CITY TOUR

## SPEAK AND WRITE GRADUATE EVENT SERIES

These specialty events will feature recipients of the MTM Certificate of Completion and will feature various topics. A primary driving goal of this series is to showcase program 'pioneers' in efforts to encourage the audience to embark and/or complete their own MTM curriculum journey.

The Speak and Write Graduate Events, although led by program graduates, will be supported by Lisa's personal attendance or live video, as well as program materials. The speakers are partially responsible for marketing the events and in turn will receive a portion of the profits.

## TEENS

Specialty breakout sessions will be hosted to strongly market to the age group in a unique way. Additionally, summer camps and family retreats are also a future consideration.



# ONLINE CURRICULUM

Although there is currently an Online Curriculum in play, a more robust system is proposed to support with MTM's future trajectory. Our online learning system will offer courses across a wide range of personal and business development areas. These courses will follow set program tracks that ultimately yield an MTM Certification.


Your Journey Starts Here
MOTIVATING
THE MASSES


CERTIFICATE
OF COMPLETION
MOTIVATING
THE MASSES

Graduates of this program are supported by MTM and most importantly **INCENTIVIZED** by:

- Booked speaking engagements
- Hosted segments on RLTV
- MTM event sessions
- DVD series

# PLATINUM

The exclusive Platinum tier is the definitive and most exclusive level of interaction with the MTM brand. This is limited to one-on-one coaching with Master Facilitators.

Moving forward, this tier can grow through corporate partnerships and instead of limiting this interface to one-on-one coaching, a curated business academy can be developed for our corporate partners.




MTM
SERVICES
MTM
PRODUCTIONS
THE
MTM AGENCY
MTM
DISTRIBUTION

# THE MTM AGENCY

The new growth tiers, coupled with the fresh approach to the brand's existing systems, will require a series of joint venture relationships that provide the infrastructure and expertise to profitably execute the brand's strategic goals – with the ultimate goal of developing and staffing these capabilities in-house.

The MTM Agency will act as the intermediary agency that builds clients, supports them and helps book them for opportunities. Sample opportunities include:

- Speaker microsite on the MTM website
- Invited speaker on the Speak and Write Graduate Events roster
- Social media promotion
- Books

# MTM PRODUCTION

MTM Productions will spearhead content creation in the form of:

- Television Shows
- Infomercials
- Short Form Content
- Radio Shows
- Live Event DVD Series



# MTM DISTRIBUTION

MTM Distribution will distribute all MTM content. It will execute via a joint venture opportunity with Air Global, Overbrook Entertainment and Sony Home Entertainment.

## PHYSICAL CONTENT

- Big Box Retail
- Grocery Store Chains
- Redbox, etc.

## DIGITAL CONTENT

- Netflix
- iTunes, etc.


MOTIVATING
THE MASSES



MOTIVATING THE MASSES

Motivating the Masses
5950 La Place Court, Suite 160
Carlsbad, CA 92008
Office: 760.931.9400
info@motivatingthemasses.com

ENTREPRENEUR EDUCATORS

TRANSFORMATIONAL LEADERS

CORPORATE TRAINERS

INSPIRATIONAL SPEAKERS

HEALTH AND WELLNESS FACILITATORS